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                                                                    Exhibit 10.2


================================================================================

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT                      WELLS FARGO RETAIL FINANCE, LLC
================================================================================

                                                                October 29, 2001


         THIS FIRST AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the September 24, 2001 Loan and Security Agreement (the "LOAN AGREEMENT") between


                  Wells Fargo Retail Finance LLC (referred to therein as the "LENDER"), a Delaware limited liability company with offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108,


                  and

                  dELiA*s Corp. (referred to therein in such capacity, as the "LEAD BORROWER"), a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014, as agent for the following (referred to therein individually, as a "BORROWER" and collectively, the "BORROWERS"):


                  dELiA*s Corp.,
                  dELiA*s Operating Company,
                  dELiA*s Distribution Company,
                  dELiA*s Retail Company,

         each a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014,


in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                   WITNESSETH:

         PART 1. AMENDMENT OF LOAN AGREEMENT:

         The Loan Agreement is amended as follows:
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         ARTICLE 1 OF THE LOAN AGREEMENT IS AMENDED SO THAT THE FOLLOWING
DEFINITION INCLUDED THEREIN READS AS FOLLOWS:

         "BORROWING BASE": The result of the lesser of (a) or (b), where:

                  (a)      Is the aggregate of the following:
                           (i)      The lesser of
                                    (A)      The Standard Line Credit Limit
                                    or
                                    (B)      The product of the Cost of Eligible
                                             Inventory (net of Inventory
                                             Reserves) multiplied by the
                                             Standard Inventory Advance Rate.

                           PLUS
                           (ii)     The lesser of
                                    (A)      The Special Line Credit Limit
                                    or
                                    (B)      The product of the Cost of Eligible
                                             Inventory (net of Inventory
                                             Reserves) multiplied by the Special
                                             Inventory Advance Rate.

                           PLUS
                           (iii) 100% of the fair market value of the Backstop L/C Collateral.

                  (b)      Is 95% of the Three Month Rolling Average NRLV.


         ARTICLE 1 OF THE LOAN AGREEMENT IS AMENDED BY THE ADDITION OF THE FOLLOWING DEFINITIONS IN ALPHABETICAL ORDER THEREIN:

         "BACKSTOP L/C": Letter of Credit No.NZS41388 dated October 4, 2001 issued by Wells Fargo Bank, N.A. for the account of dELiA*s Corp and benefit of Congress.

         "BACKSTOP L/C COLLATERAL": The lesser, on any day, of $3,250,000.00 or the then fair market value of the contents of Account No. H42-1001603 maintained by iTurf Finance Company with J.P. Morgan Securities Inc., a security interest in which has been granted to the Lender.

         "BACKSTOP L/C KEY DATE": That date on which written notice is given by the Lead Borrower to the Lender (with reasonable supporting materials) to the effect that twenty (20) or more days prior to the giving of such written notice either (a) the Backstop L/C expired or was cancelled or (b) the Stated Amount of the Backstop L/C had been reduced to an amount not in excess of $175,500.00.

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         "JPMSI RELEASE CONSENT": The Lender's consent to instructions to deliver cash and/or securities, or proceeds from the sale of, or distributions on such securities, from Account No. H42-1001603 maintained by iTurf Finance Company with J.P. Morgan Securities Inc.


         ARTICLE 2 OF THE LOAN AGREEMENT IS AMENDED BY THE ADDITION OF THE FOLLOWING SECTION THERETO:

                  2-4A. THE BACKSTOP L/C

                           (a) At the request of the Lead Borrower, the Lender
has procured the issuance of the Backstop L/C pursuant to Section 2:2-15.

                           (b) Unless and until the occurrence of the Backstop
L/C Key Date, the Borrowers shall not suffer or permit the fair market value of the Backstop L/C Collateral to be less than $3,250,000.00.

                           (c) The Lender, at the Lead Borrower's written
request from time to time, shall provide a JPMSI Release Consent, provided that
(x) the condition set forth in Section 2:2-4A(c)(i) is satisfied and (y) unless and until the occurrence of the Backstop L/C Key Date, the condition set forth in Section 2:2-4A(c)(ii) is satisfied:

                                    (i) No Borrower is InDefault on the date on
                           which such written request by the Lead Borrower is given nor would any Borrower be InDefault after giving effect to the requested release.

                                    (ii) Immediately following and after giving
                           effect to the instructions to which consent would be given by the requested JPMSI Release Consent, the fair market value of the Backstop L/C Collateral would not be less than $3,250,000.00.

                           (d) The Lead Borrower's providing of a written
request to the Lender to provide a JPMSI Release Consent shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:

                                    (i) Each representation which is made herein
                           or in any of the Loan Documents is then true and complete in all material respects as of and as if made on the date of such request.

                                    (ii) Each condition then applicable to the
                           Lender's furnishing of a JPMSI Release Consent has then been satisfied.

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         PART 2. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST THE LENDER:

         (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. Each Borrower and each Guarantor hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

         (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower or Guarantor under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower or Guarantor with regard thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or Guarantor has (or ever had) any such claims against the Lender, that Borrower or that Guarantor hereby affirmatively WAIVES and RELEASES the same.


         PART 3. MISCELLANEOUS:

         (a) Terms used in the First Amendment which are defined in the Loan Agreement are used as so defined.

         (b) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (c) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         (d) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.

         (e) The Borrowers shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this First Amendment.

         All terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

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                                                                   DELIA*S CORP.
                                                               ("LEAD BORROWER")


                                                   BY  Thomas Murphy
                                                      --------------------------

                                           PRINT NAME: Thomas Murphy
                                                      --------------------------

                                                TITLE: SR V.P.
                                                      --------------------------


                                                                   DELIA*S CORP.
                                                       DELIA*S OPERATING COMPANY
                                                    DELIA*S DISTRIBUTION COMPANY
                                                          DELIA*S RETAIL COMPANY
                                                                    "BORROWERS":


                                                   BY  Thomas Murphy
                                                      --------------------------

                                           PRINT NAME: Thomas Murphy
                                                      --------------------------

                                                TITLE: SR V.P.
                                                      --------------------------

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                                                  WELLS FARGO RETAIL FINANCE LLC
                                                                      ("LENDER")


                                                   BY  Patrick J. Norton
                                                      --------------------------

                                           PRINT NAME: Patrick J. Norton
                                                      --------------------------

                                                TITLE: Vice President
                                                      --------------------------











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